                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                             as of July 1, 2014


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                     ------------  ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                        Contractual      2.00%      July 1, 2013       June 30, 2015
   Class B Shares                        Contractual      2.75%      July 1, 2013       June 30, 2015
   Class C Shares                        Contractual      2.75%      July 1, 2013       June 30, 2015
   Class R Shares                        Contractual      2.25%      July 1, 2013       June 30, 2015
   Class R5 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2015
   Class R6 Shares                       Contractual      1.75%      July 1, 2013       June 30, 2015
   Class Y Shares                        Contractual      1.75%      July 1, 2013       June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2015
   Class B Shares                        Contractual      2.00%      July 1, 2012       June 30, 2015
   Class C Shares                        Contractual      2.00%      July 1, 2012       June 30, 2015
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual      0.84%    January 1, 2014    December 31, 2014
   Class B Shares                        Contractual      1.59%    January 1, 2014    December 31, 2014
   Class C Shares                        Contractual      1.59%    January 1, 2014    December 31, 2014
   Class R Shares                        Contractual      1.09%    January 1, 2014    December 31, 2014
   Class R5 Shares                       Contractual      0.59%    January 1, 2014    December 31, 2014
   Class R6 Shares                       Contractual      0.59%    January 1, 2014    December 31, 2014
   Class Y Shares                        Contractual      0.59%    January 1, 2014    December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual      2.00%      July 1, 2012       June 30, 2015
   Class B Shares                        Contractual      2.75%      July 1, 2012       June 30, 2015
   Class C Shares                        Contractual      2.75%      July 1, 2012       June 30, 2015
   Class R Shares                        Contractual      2.25%      July 1, 2012       June 30, 2015
   Class R6 Shares                       Contractual      1.75%   September 24, 2012    June 30, 2015
   Class Y Shares                        Contractual      1.75%      July 1, 2012       June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual      1.50%      July 1, 2012       June 30, 2015
   Class B Shares                        Contractual      2.25%      July 1, 2012       June 30, 2015
   Class C Shares                        Contractual      2.25%      July 1, 2012       June 30, 2015
   Class R Shares                        Contractual      1.75%      July 1, 2012       June 30, 2015
   Class R5 Shares                       Contractual      1.25%      July 1, 2012       June 30, 2015
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2015
   Class Y Shares                        Contractual      1.25%      July 1, 2012       June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual      1.50%     April 14, 2006      June 30, 2015
   Class C Shares                        Contractual      2.00%     April 14, 2006      June 30, 2015
   Class R Shares                        Contractual      1.75%     April 14, 2006      June 30, 2015
   Class R5 Shares                       Contractual      1.25%     April 14, 2006      June 30, 2015
   Class R6 Shares                       Contractual      1.25%   September 24, 2012    June 30, 2015
   Class Y Shares                        Contractual      1.25%    October 3, 2008      June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual      2.00%      July 1, 2009       June 30, 2015
   Class B Shares                        Contractual      2.75%      July 1, 2009       June 30, 2015
   Class C Shares                        Contractual      2.75%      July 1, 2009       June 30, 2015
   Class R5 Shares                       Contractual      1.75%      July 1, 2009       June 30, 2015
   Class R6 Shares                       Contractual      1.75%   September 24, 2012    June 30, 2015
   Class Y Shares                        Contractual      1.75%      July 1, 2009       June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                          Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                          Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                          Contractual     0.53%     April 30, 2014   April 30, 2015

                              AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Charter Fund
   Class A Shares                          Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class S Shares                          Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                         Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                         Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                        Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                         Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares                  Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                         Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                         Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2015

                              AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                                Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                                Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                               Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                                Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                                Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                                Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                               Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                                Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco Moderate Allocation Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                  Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2015
   Class S Shares                  Contractual     1.40%      July 1, 2012      June 30, 2015
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                 Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2009      June 30, 2015
   Investor Class Shares           Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                  Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                  Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                  Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                 Contractual     1.25%      July 1, 2012      June 30, 2015
   Class Y Shares                  Contractual     1.25%      July 1, 2012      June 30, 2015

             AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                  Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares           Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                  Contractual     3.00%    January 1, 2013     June 30, 2015
   Class C Shares                  Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                  Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                  Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                  Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                 Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                 Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                  Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                          Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                                 Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                                Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2015

                               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                 Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014



                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares                Contractual     2.25%      July 1, 2012      June 30, 2015
   Class B Shares                Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares                Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares               Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares                Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares                Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares                Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares               Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares               Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares                Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares                Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares                Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares                Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares                Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares               Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares               Contractual     0.57%      May 2, 2014       May 31, 2015

           AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                             ------------ ---------- ------------------ -----------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013      June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2013      June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2013      June 30, 2015
   Class R6 Shares               Contractual     1.25%      July 1, 2013      June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2013      June 30, 2015
   Investor Class Shares         Contractual     1.50%      July 1, 2013      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares                      Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     2.00%       July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                       Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     1.50%       July 1, 2012    June 30, 2015

                            AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco American Value Fund
   Class A Shares                       Contractual     2.00%       July 1, 2013    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2013    June 30, 2015
   Class R Shares                       Contractual     2.25%       July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual     1.75%       July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares                       Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015

Invesco Energy Fund
   Class A Shares                       Contractual     2.00%       July 1, 2009    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2009    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2009    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2009    June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2009    June 30, 2015
   Investor Class Shares                Contractual     2.00%       July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                    Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares             Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013   August 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013   August 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013   August 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014


                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco High Yield Municipal Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                 Contractual     0.80%     July 1, 2013      June 30, 2015
   Class B Shares                                 Contractual     1.55%     July 1, 2013      June 30, 2015
   Class C Shares                                 Contractual     1.55%     July 1, 2013      June 30, 2015
   Class Y Shares                                 Contractual     0.55%     July 1, 2013      June 30, 2015

Invesco Municipal Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2013      June 30, 2015
   Class B Shares                                 Contractual     2.25%     July 1, 2013      June 30, 2015
   Class C Shares                                 Contractual     2.25%     July 1, 2013      June 30, 2015
   Class Y Shares                                 Contractual     1.25%     July 1, 2013      June 30, 2015
   Investor Class                                 Contractual     1.50%    July 15, 2013      June 30, 2015

Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2015
   Class B Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2015

Invesco Tax-Free Intermediate Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012      June 30, 2015
   Class A2 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.25%    June 30, 2013      June 30, 2015
   Class R5 Shares                                Contractual     1.25%     July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.25%     July 1, 2012      June 30, 2015

                                          INVESCO MANAGEMENT TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                            Contractual     0.28%    June 26, 2014      June 30, 2015

                                          INVESCO SECURITIES TRUST

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                           ------------ ---------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. American Value Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual     0.76%     May 1, 2014     April 30, 2015
   Series II Shares                            Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                            Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                            Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual     0.75%     July 1, 2005    April 30, 2015
   Series II Shares                            Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual     1.50%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     1.75%     July 1, 2012    June 30, 2015

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                            Contractual     2.50%     July 1, 2012    June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                     ------------ ---------- ----------------- --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual     0.78%     May 1, 2013     April 30, 2015
   Series II Shares                      Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. High Yield Fund
   Series I Shares                       Contractual     1.50%     May 1, 2014     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2014     June 30, 2015

Invesco V.I. International Growth Fund
   Series I Shares                       Contractual     2.25%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.50%     July 1, 2012    June 30, 2015

Invesco V.I. Managed Volatility Fund
   Series I Shares                       Contractual     1.03%    April 30, 2014   April 30, 2015
   Series II Shares                      Contractual     1.28%    April 30, 2014   April 30, 2015

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual     2.00%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual     2.00%     July 1, 2014    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. Money Market Fund
   Series I Shares                       Contractual     1.50%     May 1, 2013     June 30, 2015
   Series II Shares                      Contractual     1.75%     May 1, 2013     June 30, 2015

Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual     2.00%     July 1, 2012    June 30, 2015
   Series II Shares                      Contractual     2.25%     July 1, 2012    June 30, 2015

                                                             as of July 1, 2014


                                       CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                    VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                   ------------  ---------- -----------------  --------------
Invesco V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      2.00%     May 1, 2013      June 30, 2015
   Series II Shares                    Contractual      2.25%     May 1, 2013      June 30, 2015

Invesco V.I. Technology Fund
   Series I Shares                     Contractual      2.00%     May 1, 2013      June 30, 2015
   Series II Shares                    Contractual      2.25%     May 1, 2013      June 30, 2015

Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual      2.00%     May 1, 2013      June 30, 2015
   Series II Shares                    Contractual      2.25%     May 1, 2013      June 30, 2015

                                                             as of July 1, 2014


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----              ------------  ---------- -----------------  -----------------
Invesco
  Municipal
  Income
  Opportunities
  Trust           Contractual      0.67%   August 27, 2012    August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----              ------------  ---------- -----------------  -----------------
Invesco Quality
  Municipal
  Income Trust    Contractual      0.50%   October 15, 2012   October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----              ------------  ---------- -----------------  -----------------
Invesco Value
  Municipal
  Income Trust    Contractual      0.46%   October 15, 2012   October 31, 2014

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii.The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii.The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a)"Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b)"Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c)"Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of

       Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                               EXHIBIT A TO ADVISORY FEE MOA

          AIM COUNSELOR
          SERIES TRUST
       (INVESCO COUNSELOR                                                                                          EXPIRATION
          SERIES TRUST)                                   WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
        ------------------          --------------------------------------------------------------- -------------- ----------
Invesco Strategic Real Return Fund    Invesco will waive advisory fees in an amount equal to the
                                      advisory fees earned on underlying affiliated investments       4/30/2014    06/30/2016

         AIM INVESTMENT
         FUNDS (INVESCO                                                                                            EXPIRATION
        INVESTMENT FUNDS                                  WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
         ----------------           --------------------------------------------------------------- -------------- ----------
Invesco Global Targeted Returns       Invesco will waive advisory fees in an amount equal to the
  Fund                                advisory fees earned on underlying affiliated investments       12/17/2013   06/30/2016
Invesco Strategic Income Fund         Invesco will waive advisory fees in an amount equal to the
                                      advisory fees earned on underlying affiliated investments        5/2/2014    06/30/2016

         AIM TREASURER'S
          SERIES TRUST
       (INVESCO TREASURER'S                                                                                        EXPIRATION
          SERIES TRUST)                                   WAIVER DESCRIPTION                        EFFECTIVE DATE    DATE
       --------------------         --------------------------------------------------------------- -------------- ----------
Premier Portfolio                   Invesco will waive advisory fees in the amount of 0.07% of the
                                    Fund's average daily net assets                                    2/1/2011    12/31/2014
Premier U.S. Government Money       Invesco will waive advisory fees in the amount of 0.07% of the
  Portfolio                         Fund's average daily net assets                                    2/1/2011    12/31/2014

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco American Franchise Fund               February 12, 2010  June 30, 2016
Invesco California Tax-Free Income Fund       February 12, 2010  June 30, 2016
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2016
Invesco Equally-Weighted S&P 500 Fund         February 12, 2010  June 30, 2016
Invesco Equity and Income Fund                February 12, 2010  June 30, 2016
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2016
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2016
Invesco Growth and Income Fund                February 12, 2010  June 30, 2016
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2016
Invesco Pennsylvania Tax Free Income Fund     February 12, 2010  June 30, 2016
Invesco S&P 500 Index Fund                    February 12, 2010  June 30, 2016
Invesco Small Cap Discovery Fund              February 12, 2010  June 30, 2016
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2016

                   AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                     ----------------- ---------------
Invesco Charter Fund                            July 1, 2007     June 30, 2016
Invesco Diversified Dividend Fund               July 1, 2007     June 30, 2016
Invesco Summit Fund                             July 1, 2007     June 30, 2016

                    AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco European Small Company Fund             July 1, 2007     June 30, 2016
Invesco Global Core Equity Fund                 July 1, 2007     June 30, 2016
Invesco International Small Company Fund        July 1, 2007     June 30, 2016
Invesco Small Cap Equity Fund                   July 1, 2007     June 30, 2016

                  AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2016
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2016
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2016
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2016
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2016

     AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2016
Invesco European Growth Fund                    July 1, 2007     June 30, 2016
Invesco Global Growth Fund                      July 1, 2007     June 30, 2016
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2016
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2016
Invesco International Core Equity Fund          July 1, 2007     June 30, 2016
Invesco International Growth Fund               July 1, 2007     June 30, 2016
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2016

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco All Cap Market Neutral Fund         December 17, 2013   June 30, 2016
 Invesco Balanced-Risk Allocation Fund/1/       May 29, 2009     June 30, 2016
 Invesco Balanced-Risk Commodity Strategy
   Fund/2/                                   November 29, 2010   June 30, 2016
 Invesco China Fund                             July 1, 2007     June 30, 2016
 Invesco Developing Markets Fund                July 1, 2007     June 30, 2016
 Invesco Emerging Markets Equity Fund           May 11, 2011     June 30, 2016
 Invesco Emerging Market Local Currency
   Debt Fund                                   June 14, 2010     June 30, 2016
 Invesco Endeavor Fund                          July 1, 2007     June 30, 2016
 Invesco Global Health Care Fund                July 1, 2007     June 30, 2016
 Invesco Global Infrastructure Fund             May 2, 2014      June 30, 2016
 Invesco Global Market Neutral Fund          December 17, 2013   June 30, 2016
 Invesco Global Markets Strategy Fund/3/     September 25, 2012  June 30, 2016
 Invesco Global Targeted Returns Fund/4/     December 17, 2013   June 30, 2016
 Invesco International Total Return Fund        July 1, 2007     June 30, 2016
 Invesco Long/Short Equity Fund              December 17, 2013   June 30, 2016
 Invesco Low Volatility Emerging Markets
   Fund                                      December 17, 2013   June 30, 2016
 Invesco Macro International Equity Fund     December 17, 2013   June 30, 2016
 Invesco Macro Long/Short Fund               December 17, 2013   June 30, 2016
 Invesco Pacific Growth Fund                 February 12, 2010   June 30, 2016
 Invesco Premium Income Fund                 December 13, 2011   June 30, 2016
 Invesco Select Companies Fund                  July 1, 2007     June 30, 2016
 Invesco Strategic Income Fund                  May 2, 2014      June 30, 2016

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
 ----                                        ------------------ ---------------
 Invesco Corporate Bond Fund                 February 12, 2010   June 30, 2016
 Invesco Global Real Estate Fund                July 1, 2007     June 30, 2016
 Invesco High Yield Fund                        July 1, 2007     June 30, 2016
 Invesco Limited Maturity Treasury Fund         July 1, 2007     June 30, 2016
 Invesco Money Market Fund                      July 1, 2007     June 30, 2016
 Invesco Real Estate Fund                       July 1, 2007     June 30, 2016
 Invesco Short Term Bond Fund                   July 1, 2007     June 30, 2016
 Invesco U.S. Government Fund                   July 1, 2007     June 30, 2016

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco American Value Fund                   February 12, 2010  June 30, 2016
Invesco Comstock Fund                         February 12, 2010  June 30, 2016
Invesco Energy Fund                             July 1, 2007     June 30, 2016
Invesco Dividend Income Fund                    July 1, 2007     June 30, 2016
Invesco Gold & Precious Metals Fund             July 1, 2007     June 30, 2016
Invesco Mid Cap Growth Fund                   February 12, 2010  June 30, 2016
Invesco Small Cap Value Fund                  February 12, 2010  June 30, 2016
Invesco Technology Fund                         July 1, 2007     June 30, 2016
Invesco Technology Sector Fund                February 12, 2010  June 30, 2016
Invesco Value Opportunities Fund              February 12, 2010  June 30, 2016

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco High Yield Municipal Fund             February 12, 2010  June 30, 2016
Invesco Intermediate Term Municipal Income
  Fund                                        February 12, 2010  June 30, 2016
Invesco Municipal Income Fund                 February 12, 2010  June 30, 2016
Invesco New York Tax Free Income Fund         February 12, 2010  June 30, 2016
Invesco Tax-Exempt Cash Fund                    July 1, 2007     June 30, 2016
Invesco Tax-Free Intermediate Fund              July 1, 2007     June 30, 2016

       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco V.I. American Franchise Fund          February 12, 2010  June 30, 2016
Invesco V.I. American Value Fund              February 12, 2010  June 30, 2016
Invesco V.I. Balanced-Risk Allocation Fund/5/ December 22, 2010  June 30, 2016
Invesco V.I. Comstock Fund                    February 12, 2010  June 30, 2016
Invesco V.I. Core Equity Fund                   July 1, 2007     June 30, 2016
Invesco V.I. Diversified Dividend Fund        February 12, 2010  June 30, 2016
Invesco V.I. Diversified Income Fund            July 1, 2007     June 30, 2016
Invesco V.I. Equally-Weighted S&P 500 Fund    February 12, 2010  June 30, 2016
Invesco V.I. Equity and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. Global Core Equity Fund          February 12, 2010  June 30, 2016
Invesco V.I. Global Health Care Fund            July 1, 2007     June 30, 2016
Invesco V.I. Global Real Estate Fund            July 1, 2007     June 30, 2016
Invesco V.I. Government Securities Fund         July 1, 2007     June 30, 2016
Invesco V.I. Growth and Income Fund           February 12, 2010  June 30, 2016
Invesco V.I. High Yield Fund                    July 1, 2007     June 30, 2016
Invesco V.I. International Growth Fund          July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Core Equity Fund           July 1, 2007     June 30, 2016
Invesco V.I. Mid Cap Growth Fund              February 12, 2010  June 30, 2016
Invesco V.I. Money Market Fund                  July 1, 2007     June 30, 2016
Invesco V.I. S&P 500 Index Fund               February 12, 2010  June 30, 2016
Invesco V.I. Small Cap Equity Fund              July 1, 2007     June 30, 2016
Invesco V.I. Technology Fund                    July 1, 2007     June 30, 2016
Invesco V.I. Managed Volatility Fund            July 1, 2007     June 30, 2016
Invesco V.I. Value Opportunities Fund           July 1, 2007     June 30, 2016

/5/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Balanced-Risk Aggressive Allocation
   Fund                                        January 16, 2013  June 30, 2016

                           INVESCO MANAGEMENT TRUST

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Conservative Income Fund                    TBD         June 30, 2016

                               CLOSED-END FUNDS

 FUND                                           EFFECTIVE DATE  COMMITTED UNTIL
 ----                                          ---------------- ---------------
 Invesco Municipal Income Opportunities Trust    June 1, 2010    June 30, 2016
 Invesco Quality Municipal Income Trust          June 1, 2010    June 30, 2016
 Invesco Value Municipal Income Trust            June 1, 2010    June 30, 2016

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

 PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
 ---------                                  ------------------ ----------------
 Invesco American Franchise Fund            February 12, 2010
 Invesco California Tax-Free Income Fund    February 12, 2010
 Invesco Core Plus Bond Fund                   June 2, 2009
 Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
 Invesco Equity and Income Fund             February 12, 2010
 Invesco Floating Rate Fund                   April 14, 2006
 Invesco Global Real Estate Income Fund       March 9, 2007
 Invesco Growth and Income Fund             February 12, 2010
 Invesco Low Volatility Equity Yield Fund     March 31, 2006
 Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
 Invesco S&P 500 Index Fund                 February 12, 2010
 Invesco Small Cap Discovery Fund           February 12, 2010
 Invesco Strategic Real Return Fund           April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

 PORTFOLIO                                    EFFECTIVE DATE   COMMITTED UNTIL*
 ---------                                  ------------------ ----------------
 Invesco Charter Fund                         June 21, 2000
 Invesco Diversified Dividend Fund          December 28, 2001
 Invesco Summit Fund                          July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                       ------------------ ----------------
 Invesco European Small Company Fund         August 30, 2000
 Invesco Global Core Equity Fund            December 27, 2000
 Invesco International Small Company Fund    August 30, 2000
 Invesco Small Cap Equity Fund               August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

 FUND                                         EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                       ------------------ ----------------
 Invesco Convertible Securities Fund        February 12, 2010
 Invesco Global Low Volatility Equity
   Yield Fund                               September 1, 2001
 Invesco Mid Cap Core Equity Fund           September 1, 2001
 Invesco Small Cap Growth Fund              September 11, 2000
 Invesco U.S. Mortgage Fund                 February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund             August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund             August 1, 2012

               AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco All Cap Market Neutral Fund         December 17, 2013
Invesco Balanced-Risk Allocation Fund          May 29, 2009
Invesco Balanced-Risk Commodities Strategy
  Fund                                      November 29, 2010
Invesco China Fund                            March 31, 2006
Invesco Developing Markets Fund             September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                   June 14, 2010
Invesco Emerging Markets Equity Fund           May 11, 2011
Invesco Endeavor Fund                        November 4, 2003
Invesco Global Health Care Fund             September 1, 2001
Invesco Global Infrastructure Fund             May 2, 2014
Invesco Global Market Neutral Fund          December 17, 2013
Invesco Global Markets Strategy Fund        September 26, 2012
Invesco Global Targeted Returns Fund        December 17, 2013
Invesco International Total Return Fund       March 31, 2006
Invesco Long/Short Equity Fund              December 17, 2013
Invesco Low Volatility Emerging Markets
  Fund                                      December 17, 2013
Invesco MLP Fund                              April 30, 2014
Invesco Macro International Equity Fund     December 17, 2013
Invesco Macro Long/Short Fund               December 17, 2013
Invesco Pacific Growth Fund                 February 12, 2010
Invesco Premium Income Fund                 December 13, 2011
Invesco Select Companies Fund                November 4, 2003
Invesco Strategic Income Fund                  May 2, 2014

    AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco Corporate Bond Fund                 February 12, 2010
Invesco Global Real Estate Fund               April 29, 2005
Invesco High Yield Fund                        June 1, 2000
Invesco Limited Maturity Treasury Fund         June 1, 2000
Invesco Money Market Fund                      June 1, 2000
Invesco Real Estate Fund                    September 11, 2000
Invesco Short Term Bond Fund                 August 29, 2002
Invesco U.S. Government Fund                   June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco American Value Fund                 February 12, 2010
Invesco Comstock Fund                       February 12, 2010
Invesco Dividend Income Fund                November 25, 2003
Invesco Energy Fund                         November 25, 2003
Invesco Gold & Precious Metals Fund         November 25, 2003
Invesco Mid Cap Growth Fund                 February 12, 2010
Invesco Small Cap Value Fund                February 12, 2010
Invesco Technology Fund                     November 25, 2003
Invesco Technology Sector Fund              February 12, 2010
Invesco Value Opportunities Fund            February 12, 2010

               AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco High Yield Municipal Fund           February 12, 2010
Invesco Intermediate Term Municipal Income
  Fund                                      February 12, 2010
Invesco Municipal Income Fund               February 12, 2010
Invesco New York Tax Free Income Fund       February 12, 2010
Invesco Tax-Exempt Cash Fund                  June 1, 2000
Invesco Tax-Free Intermediate Fund            June 1, 2000

       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                        ------------------ ----------------
Premier Portfolio                           November 25, 2003
Premier Tax-Exempt Portfolio                November 25, 2003
Premier U.S. Government Money Portfolio     November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                        ------------------ ----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund      February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund         April 30, 2004
Invesco V.I. Global Real Estate Fund         April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund                  May 1, 2000
Invesco V.I. International Growth Fund        May 1, 2000
Invesco V.I. Managed Volatility Fund         April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund      September 10, 2001
Invesco V.I. Mid Cap Growth Fund           February 12, 2010
Invesco V.I. Money Market Fund                May 1, 2000
Invesco V.I. S&P 500 Index Fund            February 12, 2010
Invesco V.I. Small Cap Equity Fund         September 1, 2003
Invesco V.I. Technology Fund                 April 30, 2004
Invesco V.I. Value Opportunities Fund      September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Conservative Income Fund             June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                           January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Government & Agency Portfolio                 June 1, 2000
Government TaxAdvantage Portfolio             June 1, 2000
Liquid Assets Portfolio                       June 1, 2000
STIC Prime Portfolio                          June 1, 2000
Tax-Free Cash Reserve Portfolio               June 1, 2000
Treasury Portfolio                            June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

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